UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 30, 2026

BRANCHOUT FOOD INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41723	87-3980472
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

205 SE Davis Avenue, Bend Oregon	97702
(Address of principal executive offices)	(Zip Code)

(844) 263-6637

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BOF	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously reported, on January 28, 2026, BranchOut Food Inc. (the “Company”), borrowed $1,500,000 from Kaufman Kapital LLC (“Kaufman”), pursuant to a Senior Secured Promissory Note in the principal amount of $1,500,000, on April 17, 2026, the Company borrowed an additional $750,000 from Kaufman pursuant to an Amended and Restated Secured Promissory Note in the principal amount of $2,250,000, and on May 15, 2026, the Company borrowed an additional $750,000 from Kaufman pursuant to a Second Amended and Restated Secured Promissory Note in the principal amount of $3,000,000 (the “Note”).

On June 30, 2026, the Company borrowed an additional $1,000,000 from Kaufman on the same terms provided for under the Note (the “Additional Loan”), pursuant to a Third Amended and Restated Secured Promissory Note in the principal amount of $4,000,000 (the “Amended Note”), which amends and restates the Note. The Company intends to use the proceeds of the Additional Loan for working capital purposes for the production of customer orders.

The Amended Note matures on January 28, 2027 and bears interest at a rate of 8% per annum. The Company’s obligations under the Amended Note are secured by a lien granted to Kaufman on substantially all of the Company’s assets pursuant to a Security Agreement previously entered between the Company and Kaufman (the “Security Agreement”). In addition, the Amended Note includes affirmative and negative covenants, events of defaults and other terms and conditions, customary in transactions of this nature.

The information set forth above is qualified in its entirety by reference to the actual terms of the Note and Security Agreement, which have been filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K, and which are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1	Third Amended and Restated Senior Secured Promissory Note of the Company in the principal amount of $4,000,000, dated June 30, 2026, issued to Kaufman Kapital LLC

Exhibit 10.2	Security Agreement between the Company and Kaufman Kapital LLC, dated July 23, 2024 (incorporated by reference to Exhibit 10.3 of the Form 8-K filed by the Company with Securities and Exchange Commission on July 29, 2024)

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BranchOut Food Inc.

Date: July 1, 2026	By:	/s/ Eric Healy
Eric Healy, Chief Executive Officer

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